CSMC 2021-NQM7 Trust ABS-15G

Exhibit 99.61

Data Compare Summary (Total)

CSMC_2021-NQM7

Run Date - 10/20/2021 16:45:00 PM

Field Label	Loans With Discrepancy	Total Times Compared	% Variance	Comments
Borrower First Name	2	25	8.00%	Tape value include borrower first and middle name.
Borrower Last Name	2	25	8.00%	Tape vaue included business vested entity name rather than borrowers last name.
Coborrower First Name	0	6	0.00%
Coborrower Last Name	0	6	0.00%
# of Units	0	25	0.00%
Contract Sales Price	0	25	0.00%
Debt Service Coverage Ratio	0	3	0.00%
Borrower Qualifying FICO	6	25	24.00%	All variances were the result of rounding differences or other slight variations in what was captured from the credit reports. Mission verified all captured FICO scores met Guidelines.
Borrower Qualifying DTI	0	13	0.00%
Borrower Total Income	5	13	38.46%	All variances were are the result of differences in captured income sources. In many cases underwriting only captured income necessary to qualify where we may have captured full income or vice versa. In all cases Mission verified all income and reserve Guideline requirements were met.
Occupancy	0	25	0.00%
First Payment Date	12	25	48.00%	We are unable to determine variance in tape dates. In all cases Mission verified initial payment date from the Promissory Note.
Primary Appraised Value for LTV	1	25	4.00%	We used the ASF designated waterfall which resulted in a tiered waterfall for values. The variances are the result of lower values from either purchase contracts or secondary valuations. on thi sloan the tape data used Appraisal rather than the lower sales price. Mission verified that the lower valuation met guideline requirement.
Note Date	0	25	0.00%
Note Type	0	25	0.00%
Original Note Interest Rate	0	25	0.00%
First Interest Rate Change Date	0	25	0.00%
Original Loan Amount	0	25	0.00%
Original LTV	3	25	12.00%	Mission verified in each case that the lower LTV met guideline requirements or an exception with compensating factors was present.
Original P&I	0	25	0.00%
Property Type	7	25	28.00%	Property Type variations were a result of enumeration differences between the client bid tape and ASF property types designations. Primarily these are differences in Condo or attached family designations. Mission verified in each case that the property type met guideline requirements with verification from the property appraisal.
Purpose	0	25	0.00%
Refi Purpose	0	25	0.00%
Property Street	0	25	0.00%
Property City	0	25	0.00%
Property State	0	25	0.00%
Property Zip	0	25	0.00%